                          DILLARD ASSET FUNDING COMPANY
                                   Transferor



                              DILLARD NATIONAL BANK
                                 Master Servicer





                                       and



                            THE CHASE MANHATTAN BANK
                                     Trustee


                            ------------------------

                              AMENDED AND RESTATED
                           VFC SERIES 1998 SUPPLEMENT
                           Dated as of January 1, 1999


                                       to


                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 1998
                            ------------------------


                      DILLARD'S MASTER CREDIT CARD TRUST I
                          VFC SERIES 1998 FLOATING RATE
                        CLASS A ASSET BACKED CERTIFICATES

                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS............................................................................................1
SECTION 2  DESIGNATION...........................................................................................13
SECTION 3  DELIVERY AND PAYMENT FOR THE CLASS A CERTIFICATES.....................................................14
SECTION 4  FORM OF DELIVERY OF CLASS A CERTIFICATES..............................................................14
SECTION 5  RESERVED..............................................................................................14
SECTION 6  REASSIGNMENT AND TRANSFER TERMS.......................................................................14
SECTION 7  ARTICLE IV OF THE AGREEMENT...........................................................................14
SECTION 8  ARTICLE V OF THE AGREEMENT............................................................................26
SECTION 9  VFC SERIES 1998 PAY OUT EVENTS........................................................................27
SECTION 10  VFC SERIES 1998 TERMINATION..........................................................................28
SECTION 11  PERIODIC FINANCE CHARGES AND OTHER FEES..............................................................28
SECTION 12  CLASS A FEES.........................................................................................28
SECTION 13  VFC SERIES 1998 COVENANTS............................................................................29
SECTION 15  RATIFICATION OF AGREEMENT............................................................................31
SECTION 16  COUNTERPARTS.........................................................................................31
SECTION 17  GOVERNING LAW........................................................................................32
SECTION 18  RESTRICTIONS ON TRANSFER.............................................................................32
SECTION 19  NONPETITION..........................................................................................37




EXHIBIT A--Form of Class A Certificate
EXHIBIT B--Form of Monthly Payment Instructions and Notification to the Trustee EXHIBIT C--Form of Monthly Certificateholders' Statement
EXHIBIT D--Form of Annual Master Servicer's Certificate
EXHIBIT E--Form of Institutional Accredited Investor Certification

                              AMENDED AND RESTATED
                           VFC SERIES 1998 SUPPLEMENT

                  AMENDED AND RESTATED VFC SERIES 1998 SUPPLEMENT, dated as of January 1, 1999 (this "Supplement") by and among DILLARD ASSET FUNDING COMPANY, a Delaware business trust, as Transferor, DILLARD NATIONAL BANK, a national banking association, as Master Servicer, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 1998 by and among the Transferor, the Master Servicer and the Trustee (as supplemented by this Supplement, the "Agreement").


                              W I T N E S S E T H:

                  WHEREAS, Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor for execution and redelivery to the Trustee for authentication of one or more Series of Certificates;

                  WHEREAS, the Transferor, the Master Servicer and the Trustee executed and delivered the VFC Series 1998 Supplement (the "Original Supplement"), dated as of the Funding Date;

                  WHEREAS, pursuant to the Original Supplement, the Transferor and the Trustee created a new Series of Investor Certificates and specified the Principal Terms thereof;

                  WHEREAS, the Transferor, the Master Servicer and the Trustee desire to amend and restate the Original Supplement to modify the terms pursuant to which the VFC Series 1998 Certificates may be reassigned and transferred and to remove provisions relating to the Call Option; and

                  WHEREAS, Holders of the VFC Series 1998 Certificates evidencing Undivided Interests aggregating 100% of the Investor Interest of VFC Series 1998 have consented to the amendment and restatement of the Original Supplement in the form hereof.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, the parties hereto hereby agree as follows:

                  In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern.



                                    SECTION 1
                                   DEFINITIONS

                  All Article, Section or Subsection references herein shall mean Article, Section or Subsection of the Agreement, except as otherwise specified herein. All capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Agreement. Each capitalized term defined herein shall relate only to the VFC Series 1998 Certificates and no other Series of Certificates issued by the Trust.

                  "Alternate Rate" means, on any date, a fluctuating rate of interest per annum equal to the Federal Funds Rate most recently determined by the Funding Agent, plus, after the occurrence of a Pay Out Event, 1.50%.

                  "Amortization Period" means the period following the Revolving Period which shall be the Scheduled Amortization Period or the Rapid Amortization Period.

                  "APA Banks" has the meaning provided in the Asset Purchase Agreement.

                  "Applicable Pass-Through Rate" means, with respect to the Class A Certificates, (a) with respect to any Monthly Period during which the Class A Certificates are held for the benefit of the CP Vehicle only, the CP Rate for the CP Vehicle, (b) with respect to any Monthly Period during which the Class A Certificates are held for the benefit of the CP Vehicle and the APA Banks, the weighted average of (i) the CP Rate for the CP Vehicle (weighted on the basis of the average daily principal amount of such Class A Certificates held for the benefit of the CP Vehicle) and (ii) the Bank Rate (weighted on the basis of the average daily principal amount of such Class A Certificates held for the benefit of the APA Banks), (c) with respect to any Monthly Period during which the Class A Certificates are held for the benefit of the APA Banks only, the Bank Rate, plus (d) in each case applicable fees, if any, as set forth in the Fee Letter that are based on the applicable outstanding Class A Interest.

                  "Asset Purchase Agreement" means an agreement whereby the APA Banks agree to purchase Class A Certificates from the CP Vehicle to support the Commercial Paper.

                  "Available Class A Principal Collections" means, with respect to any Monthly Period and the related Distribution Date or for any applicable period within a Monthly Period, an amount equal to the sum of:

                  (a) the product of (i) the Investor Principal Collections for each Date of Processing falling in such Monthly Period or applicable period and (ii) the Class A Floating Percentage (if such date falls in the Revolving Period) or the Class A Fixed Percentage (if such date falls in an Amortization Period);

                  (b) any Investor Finance Charge Collections which, pursuant to subsection 4.09(a)(iv) or (a)(v), are required to be treated as Available Class A Principal Collections;

                  (c) any Reallocated Collateral Interest Principal Collections which, pursuant to Section 4.12, are required to fund any deficiency in the amounts required to be distributed pursuant to subsection 4.09(a)(iv) or (a)(v);

                  (d) any Shared Principal Collections allocable to VFC Series 1998 as Collections of Principal Receivables pursuant to Section 4.14; and

                  (e) any Collateral Interest Principal Collections which, pursuant to subsections 4.09(c)(ii) and 4.09(e)(ii) are to be treated as Available Class A Principal Collections.

                  "Available Investor Funds" means, with respect to any Monthly Period, the sum of (a) the Investor Finance Charge Collections for such Monthly Period, (b) the Investor Principal Collections for such Monthly Period and (c) any other amounts allocated to VFC Series 1998 as Available Class A Principal Collections or Excess Finance Charge Collections with respect to such Monthly Period.

                  "Average" means, with respect to any defined term and period,
(a) the weighted average of such term based on the aggregate of the values for such term for each day during the applicable period, divided by (b) the number of days in such period.

                  "Bank Rate" means, for any Monthly Period, an interest rate per annum equal to LIBOR plus 0.50% (unless the Fee Letter specifies that a lesser percentage be used) for such Monthly Period, except that the Bank Rate shall equal the Alternate Rate:

                  (a) after the occurrence and during the continuance of an event described in subsection 12(e) of this Supplement or a Pay Out Event; or

                  (b) during any Monthly Period with respect to any portion of the Class A Certificates (i) held by the APA Banks for less than the entire Monthly Period or (ii) as to which the Funding Agent did not receive notice or determine, by noon (New York City time) on the third Business Day preceding the first day of such Monthly Period, that such Class A Certificates will be held by the APA Banks.

                  "Base Rate" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the Carrying Costs for such Monthly Period and (b) the denominator of which is the Average Investor Interest during such Monthly Period.

                  "Carrying Costs" means, for any Monthly Period, the sum of the following items for such Monthly Period: (a) the amount of the Investor Interest Monthly Interest Payment, (b) the Series Servicing Fee and (c) all amounts payable pursuant to Section 12 of this Supplement for such Monthly Period.

                  "Certificate Purchase Agreement" means the Certificate Purchase Agreement dated August 14, 1998 among the Transferor, the Master Servicer, the CP Vehicle, the APA Banks party thereto and the Funding Agent.

                  "Class A Certificate" means any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

                  "Class A Certificateholder" means the Person in whose name a Class A Certificate is registered in the Certificate Register.

                   "Class A Certificate Rate" means, with respect to a Monthly Period, a rate per annum equal to the Applicable Pass-Through Rate for the Class A Certificates.

                  "Class A Charge-Offs" has the meaning specified in subsection 4.10(a).

                  "Class A Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the Investor Default Amount and
(b) the Class A Floating Percentage, in each case for such Monthly Period.

                  "Class A Default Interest" has the meaning specified in subsection 4.06(a).

                  "Class A Fees" means the fees payable to the CP Vehicle under
Section 12 of this Supplement.

                  "Class A Finance Charge Collections" means, with respect to any Monthly Period, an amount equal to the sum of the product of (a)(i) the Class A Floating Percentage on each Date of Processing during such Monthly Period falling in the Revolving Period or (ii) the Class A Fixed Percentage on each Date of Processing during such Monthly Period falling in the Amortization Period and (b) the Investor Finance Charge Collections on each such date.

                  "Class A Finance Charge Shortfall" shall have the meaning specified in subsection 4.06(a).

                  "Class A Fixed Percentage" means (a) with respect to any Monthly Period occurring in an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Class A Interest at the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest at the close of business on the last day of the Revolving Period and (b) with respect to any day occurring in an Amortization Period, the percentage equivalent of a fraction the numerator of which is equal to the Class A Interest at the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest at the close of business on the last day of the Revolving Period.

                  "Class A Floating Percentage" means (a) with respect to any Monthly Period, the percentage equivalent of a fraction (i) the numerator of which is equal to the Average Class A Investor Interest during such Monthly Period and (ii) the denominator of which is equal to the Average Investor Interest for such Monthly Period and (b) with respect to any day, the percentage equivalent of a fraction (i) the numerator of which is equal to the Class A Interest at the close of business on the preceding day and (ii) the denominator of which is equal to the Investor Interest at the close of business on such preceding day.

                  "Class A Interest" means, on any date of determination, an amount equal to (a) the Initial Class A Interest, minus (b) the aggregate amount of principal payments made to the Class A

Certificateholders prior to such date of determination (including payments in respect of any decrease pursuant to Section 4.16(a)(v) hereof), minus (c) the excess, if any, of the aggregate amount of Class A Charge-Offs for the Class A Certificates over Class A Charge-Offs for the Class A Certificates reimbursed pursuant to subsection 4.09(a)(v) or Section 4.12 prior to such date of determination, plus (d) the amount of any increase in the Class A Interest pursuant to Section 4.16(a) hereof; provided, however, that the Class A Interest may not be reduced below zero.

                  "Class A Monthly Interest Payment" means the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a).

                  "Class A Monthly Principal" means the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

                  "Class A Required Amount" has the meaning specified in Section 4.08.

                  "Class A Servicing Fee" means, as to any Monthly Period, the product of (a) the Series Servicing Fee for such Monthly Period and (b) the Class A Floating Percentage for such Monthly Period.

                  "Collateral Interest" means, when used with respect to any date, an amount equal to (a) the Initial Collateral Interest, minus (b) the aggregate amount of Collateral Interest Monthly Principal payments made to the Collateral Interest Holder prior to such date pursuant to the Agreement, minus
(c) the excess, if any, of the aggregate amount of Collateral Interest Charge-Offs for all prior Distribution Dates pursuant to subsection 4.10(b), over Collateral Interest Charge-Offs reimbursed pursuant to subsection 4.11(c), plus (d) the amount of any increase in the Collateral Interest pursuant to
Section 4.16(a) hereof; provided, however, that the Collateral Interest may not be reduced below zero.

                  "Collateral Interest Available Funds" means with respect to any Monthly Period, an amount equal to the product of (a)(i) the Collateral Interest Floating Percentage on each Date of Processing during such Monthly Period falling in the Revolving Period (ii) the Collateral Interest Fixed Percentage on each Date of Processing during such Monthly Period falling in the Amortization Period and (b) the Investor Finance Charge Collections on each such date.

                  "Collateral Interest Charge-Offs" has the meaning specified in subsection 4.10(b).

                  "Collateral Interest Default Amount" means, with respect to any Monthly Period, the product of (a) the Investor Default Amount and (b) the Collateral Interest Floating Percentage for such Monthly Period.

                  "Collateral Interest Finance Charge Shortfall" has the meaning specified in subsection 4.06(b).

                  "Collateral Interest Fixed Percentage" means, with respect to any date in an Amortization Period, the percentage equivalent of a fraction the numerator of which is the Collateral

Interest at the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Investor Interest at the close of business on the last day of the Revolving Period.

                  "Collateral Interest Floating Percentage" means (a) with respect to any Monthly Period, the percentage equivalent of a fraction (i) the numerator of which is equal to the Average Collateral Interest during such Monthly Period and (ii) the denominator of which is equal to the Average Investor Interest during such Monthly Period, and (b) with respect to any day, the percentage equivalent of a fraction (i) the numerator of which is equal to the Collateral Interest at the close of business on the preceding day and (ii) the denominator of which is equal to the Investor Interest at the close of business on such preceding day.

                  "Collateral Interest Holder" means Dillard Asset Funding Company.

                  "Collateral Interest Monthly Interest Payment" means the monthly interest distributable in respect of the Collateral Interest, which monthly interest shall be an amount equal to the product of (x) the Collateral Interest, (y) the Collateral Interest Rate for such Monthly Period and (z) a fraction, the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 360.

                  "Collateral Interest Monthly Principal" means the monthly principal distributable to the Collateral Interest Holder in accordance with subsection 4.07(b).

                  "Collateral Interest Principal Collections" means, with respect to any Monthly Period, an amount equal to:

                  (a) the sum of the product of (i) the Investor Principal Collections for each Date of Processing falling in that Monthly Period and (ii) the Collateral Interest Floating Percentage for such date (if such date falls in the Revolving Period) or the Collateral Interest Fixed Percentage for such date (if such date falls in an Amortization Period); minus

                  (b) any Reallocated Collateral Interest Principal Collections which, pursuant to Section 4.12, are required to fund any deficiency in the amounts required to be distributed pursuant to subsections 4.09(a)(i), (ii). (iii), (iv) and (vi).

                  "Collateral Interest Rate" shall mean 0.00%.

                  "Collateral Interest Servicing Fee" means, with respect to any Monthly Period, the product of (a) the Series Servicing Fee for such Monthly Period and (b) the Collateral Interest Floating Percentage for such Monthly Period.

                  "Commercial Paper" shall have the meaning specified in the Certificate Purchase Agreement.

                  "CP Rate," for any period, shall mean, with respect to a CP Vehicle, the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Commercial

Paper by the CP Vehicle that is allocated, in whole or in part, to maintain the CP Vehicle's investment in its Class A Certificates; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the rate used to calculate such component shall be a rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of (a) the actual interest rate paid to purchasers of the Commercial Paper issued by the CP Vehicle (which rate shall reflect and give effect to the commissions of placement agents and dealers in respect of such Commercial Paper, to the extent such commissions are allocated, in whole or in part, to such Commercial Paper by the CP Vehicle and are not otherwise paid by the Transferor pursuant to any Fee Letter), (b) the costs associated with the issuance of such Commercial Paper as set forth in the Fee Letter, and (c) interest paid on other borrowing or funding sources by the CP Vehicle (other than under the Asset Purchase Agreement), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

                  "CP Vehicle" means PARCO.

                  "Distribution Date" means September 15, 1998 and the fifteenth day of each calendar month thereafter or, if such day is not a Business Day, the next succeeding Business Day.

                  "DNB" means Dillard National Bank, its successors and assigns.

                  "Eligible Accounts" means Accounts which are Eligible Accounts under the Agreement and which meet the additional criteria set forth in Section 14 of this Supplement.

                  "Enhancement" means the Collateral Interest.

                  "Enhancement Provider" means the Collateral Interest Holder.

                  "Enhancement Surplus" means, as to any Distribution Date, the excess, if any, of the Collateral Interest over the Required Collateral Interest Amount at the close of business on the last day of the Related Monthly Period.

                  "Excess Finance Charge Collections" has the meaning specified in Section 4.11(f).

                  "Excess Spread Amount" means, as to any Distribution Date, the amount specified in subsection 4.09(a)(ix).

                  "Federal Funds Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Funding Agent from three (3) Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" means the letter dated as of the date hereof from the Transferor addressed to the Funding Agent, as such letter is amended from time to time, with respect to fees for the Class A Certificates.

                  "Finance Charge Shortfall" has the meaning specified in
Section 4.13.

                  "Fixed Investor Percentage" means, with respect to any date during an Amortization Period, the percentage equivalent of a fraction (a) the numerator of which is equal to the Investor Interest at the close of business on the last day of the Revolving Period and (b) the denominator of which is equal to the greater of (i) the sum of Principal Receivables in the Trust and the Excess Funding Amount, in each case at the close of business on the last day of the Revolving Period and (ii) the sum of the numerators used to determine the principal allocation percentages for each Series outstanding under the Trust for such date.

                  "Floating Investor Percentage" means:

                  (a) with respect to any Monthly Period, the percentage equivalent of a fraction (i) the numerator of which is equal to the Average Investor Interest during such Monthly Period and (ii) the denominator of which is equal to the greater of (A) the sum of the Average Principal Receivables in the Trust and the Average Excess Funding Amount, in each case during such Monthly Period, and (B) for purposes of allocating Collections of Finance Charge and Principal Receivables only, the sum of the numerators used to determine the principal allocation percentages and, for all other purposes, the sum of the numerators used to determine the Floating Investor Percentages, in each case for each Series outstanding under the Trust for such Monthly Period; and

                  (b) with respect to any day, the percentage equivalent of a fraction (i) the numerator of which is equal to the Investor Interest at the close of business on the preceding day and (ii) the denominator of which is equal to the greater of (A) the sum of the Principal Receivables in the Trust and the Excess Funding Amount, in each case at the close of business on such preceding day, and (B) for purposes of allocating Collections of Finance Charge and Principal Receivables only, the sum of the numerators used to determine the principal allocation percentages and, for all other purposes, the sum of the numerators used to determine the Floating Investor Percentages, in each case for each Series outstanding under the Trust for such preceding day.

                  "Funding Agent" means The Chase Manhattan Bank and any successor thereto.

                  "Funding Date" means August 14, 1998.

                  "Group I" means VFC Series 1998 and each other series specified in the related Supplement to be included in Group I.

                  "Initial Class A Interest" means the aggregate initial principal amount of the Class A Certificates issued on the Funding Date, plus any increase in the Class A Interest in accordance with subsection 4.16(a).

                  "Initial Collateral Interest" means the Collateral Interest outstanding on the Funding Date.

                  "Initial Investor Interest" means the Initial Class A Interest plus the Initial Collateral Interest.

                  "Investor Certificates" means the Class A Certificates and the Collateral Interest.

                  "Investor Default Amount" means, as to any Monthly Period, an amount equal to the product of (a) the Default Amount for such Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

                  "Investor Finance Charge Collections" means, with respect to any Date of Processing, an amount equal to the aggregate for each Account of the product of (a) the Investor Percentage for such Date of Processing and (b) the lesser of (x) Collections actually received on such date in respect of such Account and (y) the amount billed as or deemed to be Finance Charge Receivables with respect to the immediately preceding Monthly Period in respect of such Account, minus Collections previously received and already applied in respect of such Account in the related Monthly Period, and with respect to any Monthly Period, the aggregate of such sums for each Date of Processing in such Monthly Period.

                  "Investor Interest" means, when used with respect to any date, an amount equal to the sum of (a) the Class A Interest and (b) the Collateral Interest as of such date.

                  "Investor Interest Monthly Interest Payment" means, as to any Monthly Period, the sum of the Class A Monthly Interest Payment plus the Collateral Interest Monthly Interest Payment for such Monthly Period.

                  "Investor Percentage" means, for any date or period of determination:

                  (a) when used with respect to Collections of Principal Receivables and of Finance Charge Receivables during an Amortization Period, the Fixed Investor Percentage and, when used with respect to Collections of Principal Receivables and of Finance Charge Receivables during the Revolving Period, the Floating Investor Percentage; and

                  (b) when used with respect to Receivables in Defaulted Accounts at any time, the Floating Investor Percentage.

                  "Investor Principal Collections" means, with respect to any Date of Processing, an amount equal to the aggregate for each Account of the product of (a) the Investor Percentage for such

Date of Processing and (b) all Collections other than Investor Finance Charge Collections actually received on each such date in respect of such Account, and with respect to any Monthly Period the aggregate of such sums for each Date of Processing in such Monthly Period.

                  "LIBOR" means, on any Rate Determination Date, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Funding Agent from time to time for purposes of providing quotations of interest rates applicable to one-month dollar deposits in the London interbank market) at approximately 11:00 A.M. (London time) on such Rate Determination Date as the rate for one-month dollar deposits. In the event that such rate is not available at such time for any reason, then the "LIBOR" shall be the rate at which one-month dollar deposits of $5,000,000 are offered by the principal London office of the Funding Agent in immediately available funds in the London interbank market at approximately 11:00 A.M. (London time) on such Rate Determination Date.

                  "London Banking Day" means any day on which banks are open for business in London, England and dealing in United States Dollar deposits.

                  "Master Closing Instructions and Receipt" means the Master Closing Instruction and Receipt dated the Funding Date and executed by the Transferor along with other parties thereto.

                  "Maximum Class A Interest" means (a) as of the Funding Date, $1,350,000,000 and (b) thereafter, such lesser amount as reduced by any reductions pursuant to subsection 4.16(b).

                  "Monthly Period" has the meaning specified in the Agreement except that the first Monthly Period with respect to the VFC Series 1998 Certificates shall begin on and include the Funding Date and end on August 31, 1998.

                  "Net Portfolio Yield" means, for the VFC Series 1998 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is equal to the Collections of Finance Charge Receivables allocated to the VFC Series 1998 Certificates and deposited into the Collection Account for such Monthly Period, minus the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Average Investor Interest during such Monthly Period.

                  "PARCO" shall mean Park Avenue Receivables Corporation, its successors and assigns.

                  "Pay Out Commencement Date" means the earlier of the date on which a Trust Pay Out Event occurs pursuant to Section 9.01 or a VFC Series 1998 Pay Out Event occurs pursuant to Section 9 of this Supplement.

                  "Preceding Monthly Period" means, with respect to any Monthly Period, the immediately preceding Monthly Period.

                  "Principal Shortfall" has the meaning specified in Section
4.14.

                  "Private Holder" means each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Trust (including the Trusts assets, income of the Trust or distributions made by the Trust), excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Trustee has received an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest in either the Trust or the Receivables for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trusts' income does not provide for payment of equivalent value. Notwithstanding the immediately preceding- sentence, "Private Holder" shall also include any other Person that the Transferor reasonably determines is a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) of the U.S. Treasury Regulations (including by reason of Section 1.7704-1(h)(3)) or any successor provision of law. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S corporation or a grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Transferor (which consent shall be based on consultation with qualified tax counsel).

                  "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  "Rapid Amortization Period" means an Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the VFC Series 1998 Termination Date or (b) the termination of the Trust.

                  "Rate Determination Date" means for each Monthly Period the second London Banking Day preceding such Monthly Period.

                  "Rating Agency" means Standard & Poor's and Moody's.

                  "Rating Agency Condition" means a written notice by each Rating Agency to the Transferor and/or the Funding Agent or the Master Servicer and the Trustee that the action described in the notice will not result in that Rating Agency reducing or withdrawing its then existing rating of the Commercial Paper.

                  "Reallocated Collateral Interest Principal Collections" has the meaning specified in Section 4.08.

                  "Regulatory Change" means, as to any affected party, any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) (a) any federal, state or foreign law applicable to such affected party or (b) any regulation, directive, requirement or request applicable to such affected party by any Governmental Authority or monetary, fiscal or other similar authority with jurisdiction over the affected party.

                  "Required Collateral Interest Amount" means:

                  (a) as of the Funding Date and on any Distribution Date during the Revolving Period, 13% of the sum of the Class A Interest and the Collateral Interest; and

                  (b) on any Distribution Date during the Amortization Period means 13% of the sum of the Class A Interest and the Collateral Interest at the close of business on the last day of the Revolving Period (in each case, rounded upwards, if necessary, to the nearest $1.00);

provided, however, if the Collateral Interest has been reduced pursuant to subsection 4.10(b) or if the Pay Out Commencement Date has occurred, then the Required Collateral Interest Amount for any Distribution Date shall equal the amount of the Required Collateral Interest Amount immediately prior to such reduction or Pay Out Commencement Date; provided, further, that in no event shall the Required Collateral Interest Amount for any Distribution Date exceed the Class A Interest as of the last day of the Related Monthly Period; and provided, further, however, that the Required Collateral Interest Amount may be reduced to a lesser amount if (i) the Rating Agency Condition is satisfied and
(ii) the CP Vehicle and the Class A Certificateholders consent in writing to such reduction.

                  "Revolving Period" means the period from and including the Funding Date to, but not including, the earlier to occur of (a) the Scheduled Amortization Period and (b) the Pay Out Commencement Date.

                  "Scheduled Amortization Period" means, unless the Pay Out Commencement Date shall have occurred prior thereto, the period commencing on the first to occur of (a) that Distribution Date occurring in August 1999 and
(b) any date selected by the Transferor upon 30 days prior written notice to the Funding Agent, the Collateral Interest Holder, the VFC Series 1998 Certificateholders, the Master Servicer and the Trustee and ending upon the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the VFC Series 1998 Termination Date.

                  "Series Servicing Fee" means, as to any Monthly Period, the product of (a) the Series Servicing Fee Percentage, (b) the Average Investor Interest for such Monthly Period, and (c) a fraction the numerator of which is the number of days in such Monthly Period and the denominator of which is 365 or 366, as the case may be.

                  "Series Servicing Fee Percentage" 2.00% per annum.

                  "Shared Principal Collections" means those Excess Principal Collections allocated to VFC Series 1998 in accordance with subsection 4.03(e) and Section 4.14.

                  "Targeted Holder" has the meaning specified in the Asset Purchase Agreement.

                  "Tranche" has the meaning specified in the Certificate Purchase Agreement.

                  "Transaction Documents" has the meaning specified in the Asset Purchase Agreement.

                  "VFC Series 1998" means the Series of the Dillard's Master Credit Card Trust I represented by the Class A Certificates and the Collateral Interest.

                  "VFC Series 1998 Certificateholder" means the Holder of any VFC Series 1998 Certificate.

                  "VFC Series 1998 Certificateholders' Interest" has the meaning specified in Section 4.04.

                  "VFC Series 1998 Certificates" means the Class A Certificates and the Collateral Interest.

                  "VFC Series 1998 Pay Out Event" has the meaning specified in
Section 9 of this Supplement.

                  "VFC Series 1998 Termination Date" means the earliest to occur of (a) the Distribution Date following the Distribution Date on which the VFC Series 1998 Certificates are paid in full, (b) the thirty-sixth Distribution Date following the end of the Revolving Period and (c) the termination of the Trust.



                                    SECTION 2

                                   DESIGNATION

                  There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known generally as the "VFC Series 1998 Certificates." The VFC Series 1998 Certificates shall include one Class of certificated certificates, the "VFC Series 1998 Floating Rate Class A Asset Backed Certificates" (the "Class A Certificates"). Class A Certificates shall not be subordinated to any other Series.

                  In addition, there is hereby created a second Class of uncertificated interests in the Trust which, except as expressly provided herein, shall be deemed to be Investor Certificates for all purposes under the Agreement and this Supplement and which shall be known as the "Collateral Interest, VFC Series 1998." The Collateral Interest shall be subordinated to the Class A Certificates as provided herein. The Collateral Interest is Enhancement for the Class A Certificates, and the Collateral Interest Holder shall have the rights of an Enhancement Provider under (and shall be a third-party beneficiary of) the Agreement.

                                    SECTION 3

                DELIVERY AND PAYMENT FOR THE CLASS A CERTIFICATES

                  The Transferor shall execute and deliver the Class A Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Class A Certificates when authenticated in accordance with Section 6.02 of the Agreement and the purchase price for the Class A Certificates has been paid in accordance with the Master Closing Instructions and Receipt.




                                    SECTION 4

                    FORM OF DELIVERY OF CLASS A CERTIFICATES

                  Class A Certificates shall be physically delivered as Registered Certificates and shall not be Book-Entry Certificates.




                                    SECTION 5

                                    RESERVED

                  Reserved.




                                    SECTION 6

                         REASSIGNMENT AND TRANSFER TERMS

                  The VFC Series 1998 Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on which the then outstanding Investor Interest is 10% or less of the Initial Investor Interest. The deposit required in connection with any such repurchase shall be equal to the sum of the Investor Interest, plus accrued and unpaid interest on the VFC Series 1998 Certificates through the day preceding the Distribution Date on which the repurchase occurs plus all amounts due and owing pursuant to the Certificate Purchase Agreement.




                                    SECTION 7

                           ARTICLE IV OF THE AGREEMENT

                  Sections 4.01 and 4.02 shall be read in their entirety as provided in the Agreement. For purposes of VFC Series 1998 only, Section 4.03(a) is amended as follows: "The exception to the deposit requirements provided by the second paragraph of Section 4.03(a) shall not be available at any time when an Investor Wind-Down Event (as defined in the Asset Purchase Agreement) has occurred and is continuing," and the following provisions are added to Article IV of the Agreement:

                  "Section 4.04. Rights of Class A Certificateholders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust including the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates at the time and in the amounts specified in this Agreement, (a) the Investor Percentage of Collections with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account and the Distribution Account that are allocable to the VFC Series 1998 Certificates (collectively, the "VFC Series 1998 Certificateholders' Interest"). The Exchangeable Transferor Certificate shall not represent any interest in the Finance Charge Account, the Principal Account or the Distribution Account, except as specifically provided in this Article IV.

                  Section 4.05. Collections and Allocation of Collections to Holder of Exchangeable Transferor Certificate.

                  (a) Collections. The Master Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account or the Distribution Account allocable to the VFC Series 1998 Certificates and the Exchangeable Transferor Certificate as described in this Article IV.

                  (b) Payments to the Holder of the Exchangeable Transferor Certificate. On each Date of Processing, the Master Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Investor Certificates. If no Pay Out Event has occurred, the Master Servicer shall allocate Collections with respect to such Date of Processing to the Holder of the Exchangeable Transferor Certificate as follows:

                           (i) During the Revolving Period, in addition to
                  amounts allocated to the Holder of the Exchangeable Transferor Certificate pursuant to subsections 4.02(e), 4.03(b), 4.03(c) and 4.03(e):

                               (A) for each Date of Processing, an amount equal
to:

                                   (1) the Investor Principal Collections for
                           that Date of Processing, minus

                                   (2) the sum of (x) the amount of any
                           reduction in the Class A Interest in accordance with
                           Section 4.16 (less amounts already reserved for purposes of that reduction), (y) the product of the Collateral Interest Floating Percentage for such day and Collections in respect of Principal Receivables for such day and (z) if any other Series in Group I is outstanding and in its Amortization Period or payments are required to be made pursuant to Section 4.14, the Class A Floating Percentage of Investor Principal Collections (such amounts described in this clause (2) to be deposited into the Principal Account), and minus

                                   (3) the amount (if any) by which the Minimum
                           Transferor Interest exceeds the Transferor Interest, in each case on that Date of Processing, which amount shall be deposited into the Excess Funding Account in accordance with subsection 4.03(e); and

                               (B) on each Determination Date, an amount equal
to the excess if any, of:

                                   (1) the aggregate amount specified in clauses
                           (2)(y) and (z) of subparagraph (A) above with respect to the Related Monthly Period over;

                                   (2) the sum of (x) the aggregate amount of
                           Reallocated Collateral Interest Principal Collections to be applied on the related Distribution Date pursuant to Section 4.12, (y) amounts to be applied as Collateral Interest Monthly Principal pursuant to subsection 4.07(b)(i) and (z) the amount which has been applied to cover the aggregate amount of Principal Shortfalls for all Series in Group I then outstanding for the related Distribution Date;

         (the obligations of the Master Servicer pursuant to the foregoing provisions of this subsection 4.05(b)(i) are subject to the provisions of subsection 4.03(a)); and

                  (ii) For each Date of Processing and each Determination Date during the Amortization Period prior to the VFC Series 1998 Termination Date, the amount of payments made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.03(b).

                  (iii) Notwithstanding any provisions to the contrary in this
         Section 4.05(b), but subject to Section 4.03 of the Agreement, all allocations and payments to be made on a Date of Processing during a calendar week may be made on the second day of the next following calendar week, or if such date is not a Business Day, on the next succeeding Business Day.

                  The allocations to be made pursuant to this subsection 4.05(b) also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07, and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01, 12.01 or 12.02 and Section 4 of this Supplement. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

                  Section 4.06. Determination of Monthly Interest for the VFC Series 1998 Certificates.

                  (a) Class A Monthly Interest Payment. The amount of monthly interest distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date (the "Class A Monthly Interest Payment") shall be equal to the product of (A) the Class A Certificate Rate, (B) a fraction the numerator of which is the actual number of days in the Related Monthly Period and the denominator of which is (1) 360, if and to the extent the Applicable Pass-Through Rate is based on the CP Rate or LIBOR, and (2) 365 or 366, as the case may be, if and to the extent the Applicable Pass-Through Rate is based on the Alternate Rate and to the component of the Class A Certificate Rate specified in the Fee Letter, and (C) the Average Class A Interest during the Related Monthly Period, without giving effect to clause (c) of the definition of Class A Interest.

                  On each Determination Date, the Master Servicer shall determine whether (x) the Class A Monthly Interest Payment for the Related Monthly Period exceeds (y) the amount allocated and available to pay such Class A Monthly Interest Payment on the related Distribution Date (any such excess, a "Class A Finance Charge Shortfall"). If a Class A Finance Charge Shortfall exists with respect to any Distribution Date, an additional amount ("Class A Default Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date thereafter to and including the Distribution Date on which such Class A Finance Charge Shortfall is paid to Class A Certificateholders equal to the product of (aa) the Class A Certificate Rate, (bb) a fraction the numerator of which is the actual number of days from the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 365 or 366, as the case may be, and (cc) the Class A Finance Charge Shortfall. Notwithstanding anything to the contrary herein, Class A Default Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) Collateral Interest Monthly Interest Payment. The amount of monthly interest distributable from the Collection Account with respect to the Collateral Interest (the "Collateral Interest Monthly Interest Payment") on any Distribution Date shall be equal to (ii) the product of (A) the Collateral Interest Rate, (B) a fraction the numerator of which is the actual number of days in the Related Monthly Period and the denominator of which is 360, and (C) the Average Collateral Interest during the Related Monthly Period.

                  Section 4.07. Determination of Monthly Principal for the VFC Series 1998 Certificates.

                  (a) Class A Monthly Principal. The amount of monthly principal (the "Class A Monthly Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distribution Date beginning with the first Distribution Date that relates to a Monthly Period during which the Amortization Period begins shall be equal to the lesser of (i) Available Class A Principal Collections on deposit in the Collection Account for such Distribution Date and (ii) the Class A Interest on such Distribution Date.

                  (b) Collateral Interest Monthly Principal. The amount of monthly principal (the "Collateral Interest Monthly Principal") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date shall be:

                  (i) on any Distribution Date, an amount up to the lesser of
         (A) (1) Collateral Interest Principal Collections with respect to such Distribution Date plus (2) Available Class A Principal Collections (not including any amounts specified in clause (d) of the definition of "Available Class A Principal Collections") not applied as Class A Monthly Principal on such Distribution Date pursuant to (a) above and
         (B) the Enhancement Surplus on such Distribution Date, if any, computed without reference to distributions under this subsection; and

                  (ii) beginning with the Distribution Date on which the Class A Interest is paid in full, an amount equal to the sum of the Available Class A Principal Collections with respect to such Distribution Date (minus the portion of such Available Class A Principal Collections applied to Class A Monthly Principal on such Distribution Date) and the Collateral Interest Principal Collections with respect to such Distribution Date;

provided, however, with respect to any Distribution Date, Collateral Interest Monthly Principal shall not exceed the Collateral Interest.

                  Section 4.08. Coverage of Class A Required Amount. On each Determination Date, the Master Servicer shall determine if:

                  (a) the sum of (i)(A) the Class A Monthly Interest Payment for the related Distribution Date, (B) any Class A Monthly Interest Payment previously due but not paid to the Class A Certificateholders on a prior Distribution Date, and (C) the Class A Default Interest, if any, for such Distribution Date and any Class A Default Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (ii) the Class A Default Amount for such Distribution Date, (iii) the amount of Class A Charge-Offs not reimbursed prior to such Distribution Date, (iv) the amount of any due but unpaid facility fee expenses payable in accordance with Section 4.09(a)(vi) and (vii), and (v) the Class A Servicing Fee and the Collateral Interest Servicing Fee for such Distribution Date and any Class A Servicing Fee and Collateral Interest Servicing Fee previously due but not paid to the Master Servicer exceeds

                  (b) the Investor Finance Charge Collections for the Related Monthly Period (and such excess the "Class A Required Amount").

                  If a Class A Required Amount exists for such Distribution Date, (x) the Master Servicer shall give written notice to the Trustee of such Class A Required Amount no later than three Business Days prior to such Distribution Date, and (y) the Excess Spread Amount and the Excess Finance Charge Collections allocable to VFC Series 1998 Certificates in accordance with subsection 4.03(e) and Section 4.11 with respect to such Distribution Date in an aggregate amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on the Distribution Date pursuant to Section 4.11. If the Class A Required Amount exceeds the Excess Spread Amount and the Excess Finance Charge Collections allocable to VFC Series 1998 with respect to such Distribution Date, Collections of Principal Receivables allocable to the Collateral Interest with respect to such Distribution Date as specified in Section 4.12 equal to the amount of the excess shall be transferred on the Distribution Date from the Collection Account to the Distribution Account as

"Reallocated Collateral Interest Principal Collections" for payment to the Class A Certificateholders on such Distribution Date. If the Collection Account is held by the Trustee, the Master Servicer shall direct the Trustee in writing on or before the related Transfer Date to make any transfers from the Collection Account to the Distribution Account required by this Section 4.08.

                  Section 4.09. Application of Available Investor Funds. On each Determination Date, the Master Servicer shall give the Trustee written instructions substantially in the form contained in Exhibit B hereto, to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on the related Distribution Date, to the extent of Available Investor Funds, the amounts required to be withdrawn from the Collection Account to make the following distributions:

                  (a) On each Distribution Date, an amount equal to the Investor Finance Charge Collections for the Related Monthly Period shall be distributed or allocated in the following priority:

                           (i) an amount equal to Class A Monthly Interest
                  Payment for such Distribution Date, plus the amount of any Class A Monthly Interest Payment previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Default Interest for such Distribution Date and any Class A Default Interest previously due but not distributed on a prior Distribution Date, shall be distributed to the Class A Certificateholders;

                           (ii) an amount equal to the Class A Servicing Fee and
                  Collateral Interest Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee and Collateral Interest Servicing Fee previously due but not distributed to the Master Servicer on a prior Distribution Date, shall be distributed to the Master Servicer;

                           (iii) an amount equal to the Class A Default Amount,
                  if any, for such Distribution Date shall be allocated as a portion of Available Class A Principal Collections for such Distribution Date;

                           (iv) an amount equal to the aggregate amount of Class
                  A Charge-Offs which have not been previously reimbursed shall be allocated as a portion of Available Class A Principal Collections for such Distribution Date;

                           (v) an amount equal to the fees payable on such
                  Distribution Date to the Funding Agent pursuant to subsection 12(a) of this Supplement shall be paid to the Funding Agent;

                           (vi) an amount equal to all other amounts due and
                  owing to the Funding Agent on behalf of the CP Vehicle and the APA Banks pursuant to this Supplement, the Asset Purchase Agreement or the Certificate Purchase Agreement shall be paid to the Funding Agent;

                           (vii) an amount equal to the Collateral Interest
                  Monthly Interest Payment for such Distribution Date, plus the amount of any Collateral Interest Monthly Interest

                  Payments previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date pursuant to this subsection; and

                           (viii) the balance, if any, shall constitute "Excess
                  Spread Amount" and shall be allocated and distributed as set forth in Section 4.11.

                  (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Class A Principal Collections deposited in the Collection Account for the Related Monthly Period not reserved to make any reduction in the Class A Interest required pursuant to Section 4.16, to the extent not allocated in accordance with subsection 4.07(b)(i), shall be treated as Excess Principal Collections and applied in accordance with Section 4.14 to other Series in Group I.

                  (c) On each Distribution Date with respect to the Revolving Period, an amount equal to the Collateral Interest Principal Collections deposited in the Collection Account for the Related Monthly Period and Available Class A Principal Collections allocated in accordance with subsection 4.07(b)(i) shall be distributed in the following order of priority:

                           (i) an amount equal to Collateral Interest Monthly
                  Principal for such Distribution Date, up to the amount of the Collateral Interest on such Distribution Date, shall be distributed to the Collateral Interest Holder; and

                           (ii) the balance, if any, shall be treated as a
                  portion of Available Class A Principal Collections for such Distribution Date.

                  (d) On the Distribution Date relating to the Monthly Period during which the Amortization Period begins and each Distribution Date thereafter, an amount equal to the Available Class A Principal Collections deposited in the Collection Account for the Related Monthly Period shall be distributed in the following priority:

                           (i) an amount equal to Class A Monthly Principal for
                  such Distribution Date shall be distributed to the Class A Certificateholders;

                           (ii) the balance, if any, of such Available Class A
                  Principal Collections then on deposit in the Collection Account shall be allocated in accordance with subsection 4.07(b) and distributed to the Collateral Interest Holder; and

                           (iii) an amount equal to the balance, if any, of such
                  Available Class A Principal Collections for such Distribution Date after giving effect to paragraphs (i) and (ii) above, shall be treated as Excess Principal Collections and applied in accordance with Section 4.14 to other Series in Group I.

                  (e) On the Distribution Date with respect to the Monthly Period during which the Amortization Period begins and each Distribution Date thereafter, an amount equal to Collateral Interest Principal Collections deposited in the Collection Account for the Related Monthly Period shall be distributed in the following order of priority:

                           (i) an amount equal to Collateral Interest Monthly
                  Principal for such Distribution Date, up to the amount of the Collateral Interest, shall be distributed to the Collateral Interest Holder; and

                           (ii) the balance, if any, of such Collateral Interest
                  Principal Collections then on deposit in the Collection Account shall be allocated as a portion of Available Class A Principal Collections for such Distribution Date.

                  Section 4.10. Investor Charge-Offs.

                  (a) Class A Charge-Offs. On each Determination Date, the Master Servicer shall calculate the Class A Default Amount for the related Distribution Date. If the Class A Default Amount for any Distribution Date exceeds the sum of (i) Investor Finance Charge Collections allocated pursuant to subsection 4.09(a)(iv) on that Distribution Date, (ii) Reallocated Collateral Interest Principal Collections allocated and available for the purpose of reimbursing the Class A Default Amount with respect to such Distribution Date, and (iii) Excess Finance Charge Collections allocated and available for the purpose of reimbursing the Class A Default Amount with respect to such Distribution Date, the Collateral Interest will be reduced (but not below zero) by the amount of such excess.

                  If on any Distribution Date the Collateral Interest is (or is reduced to) zero, then the Class A Interest will be reduced (but not below zero) by any remaining excess of the Class A Default Amount over the other amounts specified in the preceding sentence (a "Class A Charge-Off"). If the Class A Interest has been reduced by the amount of any Class A Charge-Offs, it will be reimbursed on any Distribution Date by an amount up to such unreimbursed aggregate Class A Charge-Offs from Investor Finance Charge Collections, Reallocated Collateral Interest Principal Collections and Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.09(a)(v) and Section 4.12.

                  (b) Collateral Interest Charge-Offs. On each Determination Date, the Master Servicer shall calculate the Collateral Interest Default Amount for the related Distribution Date. If the Collateral Interest Default Amount for any Distribution Date exceeds the amount of the Excess Spread Amount and Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsections 4.11(b) and 4.13(b), respectively, the Collateral Interest (after giving effect to any adjustments with respect thereto as described in the preceding clause (a)) will be reduced by the amount of such excess but not more than the lesser of (i) the Collateral Interest Default Amount and (ii) the Collateral Interest for such Distribution Date. The Collateral Interest will also be reduced by the amount of Reallocated Collateral Interest Principal Collections pursuant to Section 4.12 and the amount of any portion of the Collateral Interest allocated to the Class A Certificates to avoid a reduction in the Class A Interest pursuant to subsection 4.10(a). The Collateral Interest will also be reduced by an amount equal to any Adjustment Amount due but not paid pursuant to Section 4.03(c) in the related Monthly Period. A reduction in the Collateral Interest pursuant to any of the preceding three sentences is called a "Collateral Interest Charge-Off. On any Distribution Date thereafter, the Collateral Interest will be reinstated and increased by an amount equal to the unreinstated principal balance of Collateral

Interest Charge-Offs from Excess Spread Amount allocated and available for that purpose as described under subsection 4.11(c).

                  Section 4.11. Excess Spread Amount; Excess Finance Charge Collections for the VFC Series 1998 Certificates. On each Distribution Date, the Master Servicer will apply or cause the Trustee to apply the Excess Spread Amount with respect to the Related Monthly Period to make the following distributions in the following priority:

                           (a) an amount equal to any Class A Servicing Fee and
                  Collateral Interest Servicing Fee for such Distribution Date not paid pursuant to subsection 4.09(a)(iii) plus the amount of any Class A Servicing Fee and Collateral Interest Servicing Fee previously due but not distributed to the Master Servicer on a prior Distribution Date shall be distributed to the Master Servicer;

                           (b) any unpaid amounts payable pursuant to Section
                  4.09(a)(i) or (ii) on such Distribution Date or Section 12 of this Supplement and any other amounts owed to the Funding Agent on behalf of the CP Vehicle and the APA Banks pursuant to the Asset Purchase Agreement or the Certificate Purchase Agreement shall be applied in accordance with this Supplement, the Asset Purchase Agreement or the Certificate Purchase Agreement;

                           (c) an amount equal to the Collateral Interest
                  Default Amount for such Distribution Date shall be allocated as a portion of Collateral Interest Principal Collections with respect to such Distribution Date;

                           (d) an amount equal to the aggregate amount of
                  Collateral Interest Charge-Offs which have not been previously reimbursed shall be allocated as a portion of Collateral Interest Principal Collections with respect to such Distribution Date; and

                           (e) the balance, if any, will constitute "Excess
                  Finance Charge Collections" available for allocation to other Series in Group I or to the Holder of the Exchangeable Transferor Certificate for such Distribution Date as described in subsection 4.03(e) and Section 4.13 of the Agreement.

                  Section 4.12. Reallocated Collateral Interest Principal Collections. The Master Servicer shall apply, or shall cause the Trustee to apply on each Distribution Date, "Reallocated Collateral Interest Principal Collections," with respect to such Distribution Date, to make the following distributions in the following priority:

                           (a) an amount equal to the excess, if any, of (i) the
                  Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of the Excess Spread Amount and Excess Finance Charge Collections allocated to VFC Series 1998 with respect to the Related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.09(a)(i), (ii),
                  (iii), (iv), (v), (vi) and (vii) in that order of priority;
                  and

                           (b) the balance, if any, of such Reallocated
                  Collateral Interest Principal Collections shall be treated as a portion of Collateral Interest Principal Collections to be applied in accordance with subsection 4.09(c) or (e), as applicable.

                  Section 4.13. Excess Finance Charge Collections. Subject to subsection 4.03(e), Excess Finance Charge Collections with respect to the Series in Group I for any Distribution Date will be allocated to VFC Series 1998 in an amount equal to the product of (a) the aggregate amount of Excess Finance Charge Collections with respect to all the Series in Group I for such Distribution Date and (b) a fraction the numerator of which is the Finance Charge Shortfall for VFC Series 1998 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls (as defined in the related Supplements) for all the Series in Group I for such Distribution Date. Excess Finance Charge Collections so allocated shall be applied to any items specified in subsection 4.09(a) or Section 4.11 that remain unpaid after the application of Investor Finance Charge Collections and any Excess Spread Amount in the priorities specified, first, in subsection 4.09(a) and, second, in Section 4.11. The "Finance Charge Shortfall" for VFC Series 1998 for any Distribution Date shall be equal to the excess, if any, of (i) the full amount required to be paid, without duplication, pursuant to subsection 4.09(a) and Section 4.11 (excluding clause (g) thereof) on such Distribution Date over (ii) the Investor Percentage of Collections of Finance Charge Receivables with respect to the Related Monthly Period. Excess Finance Charge Collections remaining in the Finance Charge Account on any Distribution Date after payment of Finance Charge Shortfalls for all Series in Group I will be distributed to the Holder of the Exchangeable Transferor Certificate in accordance with subsection 4.03(e).

                  Section 4.14. Shared Principal Collections. Subject to Section 4.03(d), Excess Principal Collections for any Distribution Date will be allocated to VFC Series 1998 (as to such allocated amount, the "Shared Principal Collections") in an amount equal to the product of (a) the aggregate amount of Excess Principal Collections with respect to all Series in Group I for such Distribution Date and (b) a fraction the numerator of which is the Principal Shortfall for VFC Series 1998 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series in Group I for such Distribution Date. The "Principal Shortfall" for VFC Series 1998 shall be equal to (i) for any Distribution Date with respect to the Revolving Period, zero, and (ii) for any Distribution Date with respect to the Amortization Period, the excess, if any, of the Investor Interest with respect to such Distribution Date over the amount of Available Class A Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections). Excess Principal Collections remaining in the Principal Account on any Distribution Date after payment of Principal Shortfalls for all Series in Group I will be distributed to the Holder of the Exchangeable Transferor Certificate or deposited in the Excess Funding Account in accordance with subsection 4.03(d).

                  Section 4.15. Determination of LIBOR.

                  (a) Calculation. On each Rate Determination Date, the Funding Agent shall determine LIBOR.

                           (b) Notification. Promptly after the end of each
                  Monthly Period, the Funding Agent will give facsimile notice to the Master Servicer, the Trustee and the Collateral Interest Holder of the Class A Certificate Rate and the Collateral Interest Rate applicable for such Monthly Period. Such rate may be obtained by any VFC Series 1998 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 946-8600.

                  Section 4.16. Changes in Investor Interest.

                           (a)      Changes in Class A Interest.

                                    (i) The Class A Interest may be increased or
                           decreased from time to time upon the conditions described in this subsection 4.16(a). The Transferor may deliver to the Class A Certificateholders and the Trustee on any Business Day a written notice specifying (A) the proposed amount of the adjusted Class A Interest (the "Class A Adjusted Amount") and
                           (B) the proposed date of adjustment of the Class A Interest (a "Class A Adjustment Date"), which shall be any Business Day not earlier than two Business Days after such notice. Each adjustment shall be in an amount of not less than $1,000,000.

                                    (ii) No more than two adjustments of the
                           Class A Interest may be made in any week and no increase of the Class A Interest may be made that would result in more than fifteen (15) Tranches outstanding at any time.

                                    (iii) Any proposed increase in the Class A
                           Interest (the "Class A Increase Amount") shall not exceed an amount equal to the excess of:

                                            (A) the aggregate amount of
                           Principal Receivables in the Trust on the Transfer Date preceding the Class A Adjustment Date over;

                                            (B) the greater of (1) the sum of
                           (x) the Aggregate Investor Interest outstanding as of the day prior to the proposed Class A Adjustment Date, minus amounts on deposit in the Investor Accounts for payment of principal to the Investors, and (y) the Minimum Transferor Interest as of such Class A Adjustment Date; and (2) the Minimum Aggregate Principal Receivables;

provided, however, that the Class A Interest on any Business Day shall not exceed the Maximum Class A Interest.

                                    (iv) The purchase of any related Class A
                           Increase Amount is subject to satisfaction of the condition that, on any Class A Adjustment Date on which an increase in the Class A Interest is occurring, the Funding Agent shall have received a certificate of a Responsible Officer of each of the Transferor and the Master Servicer that (A) no Pay Out Event (or no event or condition has occurred which, with notice or the passage of time or both, would constitute a Pay Out Event) has occurred and is continuing on such Class A Adjustment Date; (B) the representations and warranties of the Transferor or the Master Servicer (as applicable) in this Supplement are true and correct on such Class A Adjustment Date; and (C) the Collateral Interest is equal to or greater than the Required Collateral Interest Amount on such Class A Adjustment Date, after giving effect to the amount of any increase in the Class A Interest occurring on such Class A Adjustment Date, as certified in the Certificate being delivered on such Class A Adjustment Date, as applicable.

                                    Upon satisfaction of the foregoing
                           conditions, and the payment by the CP Vehicle or the APA Banks, as applicable, to the Trustee on or before the Class A Adjustment Date of an amount equal to the Class A Increase Amount, the Master Servicer shall appropriately note such Class A Increase Amount and the Adjusted Class A Amount and direct the Trustee in writing to pay to the Transferor such Class A Increase Amount on the Adjustment Date. From and after such Adjustment Date, the Class A Interest will be equal to the Class A Adjusted Amount which shall be shown as such on the next Monthly Master Servicer's Certificate.

                                    (v) Any proposed decrease in the Class A
                           Interest (other than a permanent reduction pursuant to subsection 4.16(b) below) shall be effected on a Class A Adjustment Date in accordance with a notice specifying the amount of the proposed reduction (the "Class A Reduction Amount") from Available Class A Principal Collections. Commencing on the date notice is given for a Class A reduction, the Master Servicer shall not reinvest Class A Monthly Principal until the amount thereof not so reinvested shall equal the Class A Reduction Amount. The Master Servicer shall transfer such Class A Reduction Amount from the Collection Account to the appropriate Class A Certificateholder.

                  (b) Permanent Reductions in Maximum Class A Interest. The Transferor may at any time elect to reduce permanently the Maximum Class A Interest by giving at least 30 days prior written notice to the VFC Series 1998 Certificateholders, the CP Vehicle, the Funding Agent, the Trustee, the APA Banks and the Collateral Interest Holder of such reduction in the Maximum Class A Interest, including the amount of such proposed reduction and the proposed date on which such reduction will commence. The amount of such reduction must be $1,000,000 or an integral multiple thereof.

                  (c) Notation of Adjustments. Each Class A Certificateholder shall and is hereby authorized to record on the grid attached to its Class A Certificate (or, at such Class A

Certificateholder's option, in its internal books and records) the date and amount of any Class A Increase Amount purchased by it and the Class A Adjusted Amount, and each repayment of the Class A Interest (including payments effecting a reduction pursuant to subsection 4.16(a) or (b) above), provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Class A Certificateholder's rights with respect to its Class A Interest and its right to receive Class A Monthly Interest Payment on such Class A Adjusted Amount. The Trustee shall not be responsible for the accuracy of any information on any such Class A Certificate grid or with respect to the Certificateholder's notations in its internal books and records.



                                    SECTION 8

                           ARTICLE V OF THE AGREEMENT

                  Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the VFC Series 1998 Certificates:



                                   "ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR

                               CERTIFICATEHOLDERS

                  Section 5.01. Distributions. On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Master Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class A Certificateholder of record on the related Record Date for such Distribution Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on Certificates held by such Certificateholder) of the amounts on deposit in the Distribution Account payable to the applicable Class of Class A Certificateholders pursuant to Article IV by check mailed to each Class A Certificateholder, provided that, so long as the Class A Certificates are held by the Funding Agent, such amount shall be payable by wire transfer in immediately available funds remitted in accordance with written directions from the Funding Agent and retrieved not later than 11:30 a.m., New York time, on the related Distribution Date.

                  Section 5.02. Certificateholders' Statement. (a) Monthly Certificateholders' Statement. On or before the thirteenth calendar day of each month, the Paying Agent shall forward or cause to be forwarded to each VFC Series 1998 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit C to this Supplement prepared by the Master Servicer.

                  (b) Annual Certificateholders Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1999, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a VFC Series 1998 Certificateholder a statement prepared by the Master Servicer substantially in the form of Exhibit D hereto. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect."



                                    SECTION 9

                         VFC SERIES 1998 PAY OUT EVENTS

                  Subject to the last paragraph of this Section 9, the following events are VFC Series 1998 Pay Out Events:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Supplement (including without limitation, the covenant of the Transferor contained in Section 11 of this Supplement), which failure has a material adverse effect on the VFC Series 1998 Certificateholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee or to the Transferor and the Trustee by the Holders of the VFC Series 1998 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of VFC Series 1998 and continues to affect materially and adversely the interests of the VFC Series 1998 Certificateholders for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or 2.06 shall prove to have been incorrect in any material respect when made or when delivered, which
         (i) continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of VFC Series 1998 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of VFC Series 1998, and (ii) as a result of which the interests of the VFC Series 1998 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if a Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                  (c) the average Net Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period; or

                  (d) any Master Servicer Default shall occur which would have a material adverse effect on the VFC Series 1998 Certificates.

If any event described in subparagraphs (a), (b) and (e) occurs after the applicable grace period set forth in such subparagraphs, either the Trustee, the Holder of the Collateral Interest or the Holders of Class A Certificates evidencing Undivided Interests aggregating not less than 50% of the Class A Interest of the VFC Series 1998 Certificates by notice given in writing to the Transferors and the Master Servicer (and to the Trustee if given by the VFC Series 1998 Certificateholders) may declare that a pay out event (a "VFC Series 1998 Pay Out Event") has occurred as of the date of such notice. If an event described in subparagraphs (c) and (d) above occurs, a VFC Series 1998 Pay Out Event shall occur immediately without the giving of any notice or other action by the Trustee or the Certificateholders.



                                   SECTION 10

                           VFC SERIES 1998 TERMINATION

                  Subject to Section 12.03, the right of the VFC Series 1998 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the VFC Series 1998 Termination Date, provided that all actions required under Sections 12.01 and 12.03 in connection with the VFC Series 1998 Termination Date have been taken.



                                   SECTION 11

                     PERIODIC FINANCE CHARGES AND OTHER FEES

                  The Transferor shall cause each Originator to agree that, except as otherwise required by any Requirement of Law, or as is deemed by such Originator to be necessary in order for it to maintain its credit card business, based upon a good-faith assessment by it, in its sole discretion, of the nature of the competition in the credit card business, such Originator shall not at any time reduce the Periodic Finance Charges or minimum payment assessed on any Account if, as a result of such reduction, its reasonable expectation of the Net Portfolio Yield as of such date would be less than the Base Rate.



                                   SECTION 12

                                  CLASS A FEES

                  (a) Monthly Fees. Prior to the Amortization Period, to the extent the Class A Interest is funded with Commercial Paper, the CP Vehicle, and to the extent the Class A Interest is funded by the APA Banks, the APA Banks, shall be entitled to receive a facility fee for each Monthly Period equal to the product of (i) the Percentage specified in the Fee Letter and (ii) the difference between the Average Maximum Class A Interest and the Average Class A Interest during the Related

Monthly Period. Such fee shall be calculated on the basis of the actual number of days in such Monthly Period and a year of 365 or 366 days, as the case may be, and shall be payable in arrears on each Distribution Date for the Related Monthly Period. The CP Vehicle shall also be entitled to receive a usage fee under the terms and conditions set forth in the Fee Letter. If on any Distribution Date the amounts distributed pursuant to Article IV with respect to such fees is less than the amount of such fees, then the Transferor shall pay to the CP Vehicle or the APA Banks, as applicable, in immediately available funds on such Distribution Date, any portion of such fees that have not been so paid.

                  (b) Expense Reimbursement. Upon written demand by the Certificateholders, the Transferor shall reimburse the Certificateholders for their reasonable out-of-pocket expenses arising from (i) any waiver or modification of the Agreement or this Supplement which has been requested by the Transferor or (ii) from the Certificateholders exercising their rights under the Agreement or this Supplement upon a Master Servicer Default or a Pay Out Event. Such amounts shall be paid on the Distribution Date next following the demand to the extent such amounts have not been distributed pursuant to Article IV.

                  (c) Limited Recourse. The obligation of the Trust and the Trustee to pay any amounts pursuant to Section 12 of this Supplement are limited to the funds to be applied pursuant to Article IV irrespective of the ability of the Transferor to fulfill its obligation pursuant to such Section.



                                   SECTION 13

                            VFC SERIES 1998 COVENANTS

                  (a) Transferor/Master Servicer Covenants. Each of the Transferor and the Master Servicer hereby agree to deliver to the Trustee and the Certificateholders:

                           (i) promptly upon a Responsible Officer's becoming
                  aware thereof, written notice of material changes in the terms of the Accounts or servicing and collection policies of the Master Servicer which may reasonably be expected to have a material adverse effect on the interests of the Certificateholders;

                           (ii) promptly upon a Responsible Officer's becoming
                  aware thereof, written notice of material litigation or regulatory action which is commenced against the Master Servicer which may reasonably be expected to have a material adverse effect on the interests of the Certificateholders;

                           (iii) on their respective due dates, copies of
                  reports required under subsections 3.06(a) and (b); and

                           (iv) promptly upon a Responsible Officer's becoming
                  aware thereof, written notice of a Pay Out Event or event that with the giving of notice, or the passage of time, or both, would constitute a Pay Out Event (including a Trust Pay Out Event).

                  The Master Servicer hereby agrees to deliver to the Trustee and the Certificateholders:

                           (i) within 60 days after the end of each quarterly
                  fiscal period in Dillard's fiscal year, copies of Dillard's unconsolidated financial statements, certified as complete and correct, subject to normal changes resulting from year-end audit adjustments, by Dillard's chief financial officer; and

                           (ii) within 90 days after the end of Dillard's fiscal
                  year, copies of consolidated financial statements for such year, certified by independent accountants of nationally recognized standing selected by Dillard's or, if no such unconsolidated certified financial statements are prepared, the consolidated financial statements of the parent of such party certified by independent accountants of nationally recognized standing selected by such parent.

                  (b) Receivable Reviews. So long as the Class A Certificates remain outstanding, the Master Servicer and Transferor shall, during regular business hours and (so long, as no Pay Out Event has occurred and is continuing) upon two Business Days' prior written notice. permit the Funding Agent (or such other Person as the Funding Agent may designate from time to time), or its agents or representatives (including certified public accounts or other auditors) as an expense of the Master Servicer paid out of the Series Servicing Fee, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all related records and documents in the possession or under the control of the Master Servicer or the Transferor and (ii) to visit the offices and properties of the Master Servicer or the Transferor for the purpose of examining such materials described in clause (1), and to discuss matters relating to the Receivables or the Accounts or the performance by the Master Servicer or the Transferor of their respective obligations under the Agreement and this Supplement with any officer, employee or representative of the Master Servicer or the Transferor; provided, however, that, so long as no Pay Out Event has occurred and is continuing, the Funding Agent shall not be entitled to exercise this right of review more than once per year; and provided, further, that the Master Servicer shall be liable only for reasonable expenses incurred in connection with any such review.

                  (c) Subsequent Issuances. So long as the Class A Certificates remain outstanding, the Transferor shall not cause any additional Series of Investor Certificates to be issued unless prior to the issuance date the Transferor has provided to the Funding Agent written confirmation from each Rating Agency to the effect that such issuance will not cause them to withdraw or downgrade their respective ratings of the Commercial Paper and an Opinion of Counsel to the effect that the issuance of such additional Series of Investor Certificates will not affect the disclosure obligations of the CP Vehicle.



                                   SECTION 14

         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE APA BANKS AND
                             ANY ACQUIRING APA BANK

                  Each APA Bank and any Acquiring APA Bank represents, warrants and covenants to the Transferor, the Master Servicer, the Funding Agent and the Trustee that:

                  (a) it is not a trust, estate, partnership or "S Corporation" (within the meaning of Section 1361(a) of the Code) for United States federal income tax purposes, or if it is such an entity, the value of such entity's interest in the Class A Certificates is less than 50% of the total value of all of the entity's assets and no more than 50% of the value of any beneficial owner's interest in such entity is attributable to such entity's interest in the Class A Certificates;

                  (b) it has not acquired and agrees that it will not sell, trade or transfer any interest in a Class A Certificate or cause a Participation or any other interest in a Class A Certificate or the Series Supplement, to be marketed on or through an "established securities market" within the meaning of
Section 7704(b)(1) of the Code (and the Treasury regulations promulgated thereunder) including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations;

                  (c) it is the sole beneficial owner of its Class A Certificates and it will remain the sole beneficial owner of such Class A Certificates until such time as such Class A Certificates, or any Participation or other interest therein, are sold, assigned or otherwise transferred in accordance with Section 18 hereof; and

                  (d) it will not sell, assign or transfer any Class A Certificate, or any Participation or other interest therein, except as allowed and to the extent permitted under Section 18 hereof.



                                   SECTION 15

                            RATIFICATION OF AGREEMENT

                  As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument. Pursuant to Section 3.12, the Collateral Interest Certificateholders, and their respective successors and assigns, shall be third-party beneficiaries of the Agreement.



                                   SECTION 16

                                  COUNTERPARTS

                  This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                                   SECTION 17

                                  GOVERNING LAW

                  This Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.



                                   SECTION 18

                            RESTRICTIONS ON TRANSFER

                  (a) For purposes of this Agreement, the Collateral Interest is non-transferrable and at all times be held by the Transferor. Any purported transfer, assignment or other conveyance (including any participation) of the Collateral Interest shall be void.

                  (b) The Class A Certificates have not been, and will not be, registered under the Securities Act or any state securities law. No reoffer, resale, pledge (except as provided in the Asset Purchase Agreement) or other transfer of any Class A Certificate or any interest therein or participation thereof subsequent to the initial purchase from the Transferor will be made unless such resale or transfer is made pursuant to Rule 144A under the Securities Act to a Person whom the seller of the Certificates reasonably believes is a QIB purchasing for its own account or a QIB purchasing for the account of a QIB, whom the seller has informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A and the Transferor delivers a Certificate in the form of Exhibit E hereto. Neither the Transferor nor the Trustee is obligated to register the Class A Certificates under the Securities Act or to take any action otherwise required under this Agreement or this Series Supplement to permit the transfer of Class A Certificates without registration.

                  (c) Each Class A Certificate will bear legends substantially in the form set forth below:

                  "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS

EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (1) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH, ALL AS PROVIDED IN THE AGREEMENT."

                  (d) So long as the Class A Certificates are held by the CP Vehicle, (i) the Transferor may not issue another Series of Certificates without the consent of the CP Vehicle and (ii) the Collateral Interest and the Exchangeable Transferor Certificate may only be held by Persons "controlling" or "under common control" with the Trust for purposes of Rule 2a-7 of the Investment Company Act of 1940, as amended.

                  (e) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. No Class A Certificateholder may participate, assign or sell any portion of its rights hereunder (or any interest therein) except as permitted under this
Section 18. No assignment hereunder shall become effective without satisfying the Rating Agency Condition.

                  (f) Assignments to Purchasers. (i) Any Class A Certificateholder may, upon prior written notice to the Funding Agent and the satisfaction of all applicable requirements under Section 6.03 of the Agreement and in accordance with applicable law, assign to one or more assignees (any such assignee shall be referred to herein as an "Acquiring Class A Certificateholder") all or a portion of its interests, rights and obligations hereunder and the Transaction Documents; provided, however, that no such assignment shall be permitted (1) except in the case of an assignment to another Class A Certificateholder, without the Transferor's prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (2) if such assignment is not otherwise permitted under Section 6.15 of the Agreement, (3) if such assignment is for less than $5,000,000, (4) if such assignment would cause there to be more than 80 Targeted Holders of the Class A Certificates at any time, and (5) unless the parties to each such assignment shall execute and deliver to the Funding Agent a transfer supplement (each, a "Transfer Supplement"), substantially in the form of Exhibit A to the Asset Purchase Agreement, together with a processing and recordation fee of $3,500 and the Acquiring Class A Certificateholder, if it shall not be a Class A Certificateholder, shall deliver to the Funding Agent an administrative questionnaire in the form provided by the Funding Agent. Upon acceptance and recording pursuant to this Section 18(f), from and after the effective date specified in each Transfer Supplement, which effective date shall be at least five Business Days after the execution thereof,
(A) the Acquiring Class A Certificateholder thereunder shall be a party hereto and, to the extent of the interest assigned by such Transfer Supplement, have the rights and obligations of an Class A Certificateholder hereunder and (B) the assigning Class A Certificateholder thereunder shall, to the extent of the interest assigned by such Transfer Supplement, be released from its obligations hereunder and the other Transaction Documents (and, in the case of a Transfer Supplement covering all or the remaining portion of an assigning Class A Certificateholder's rights and obligations hereunder and the other Transaction Documents, such Class A Certificateholder shall cease to be a party hereto but shall continue to be entitled to receive costs set forth in Section 12 hereof, as well as any fees accrued for its account and not yet paid).

                  (ii) By executing and delivering a Transfer Supplement, the assigning Class A Certificateholder thereunder and the Acquiring Class A Certificateholder thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Class A Certificateholder warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Class A Certificates, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Transfer Supplement; (B) except as set forth in (A) above, such assigning Class A Certificateholder makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection herewith, or the execution, legality, validity, enforceability, genuineness, sufficiency or value hereof, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Transferor or the Master Servicer, or the performance or observance by the Transferor or the Master Servicer of any of its obligations hereunder, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto; (C) such Acquiring Class A Certificateholder represents and warrants that it is legally authorized to enter into such Transfer Supplement;
(D) such Acquiring Class A Certificateholder confirms that it has received a copy of the Series Supplement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Transfer Supplement; (E) such Acquiring Class A Certificateholder will independently and without reliance upon the Funding Agent, the Trustee, the assigning Class A Certificateholder or any other Class A Certificateholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action hereunder or any other Transaction Document; (F) such Acquiring Class A Certificateholder appoints and authorizes the Funding Agent and the Trustee to take such action as agent on its behalf and to exercise such powers hereunder as are delegated to the Funding Agent and the Trustee, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (G) such Acquiring Class A Certificateholder agrees that it will perform in accordance with their terms all the obligations which by the terms hereof are required to be performed by it as an Class A Certificateholder.

                  (iii) Notwithstanding and in addition to the provisions of
Section 6.03 of the Agreement, the Funding Agent shall maintain at one of its offices in The City of New York a copy of each Transfer Supplement delivered to it and a register for the recordation of the names and addresses of the Class A Certificateholders, and the Commitments of, and the principal amount of the Class A Certificates issued to, each Class A Certificateholder pursuant to the terms hereof from time to time (the "Register"). Notwithstanding the provisions of Section 6.05 of the Agreement, the entries in the Register as provided in this subsection 18(f) shall be conclusive and the Transferor, the Master Servicer, the Class A Certificateholders, the Registrar, the Funding Agent and the Trustee shall treat each person whose name is recorded in the Register pursuant to the terms hereof as an Class A Certificateholder hereunder for all purposes, notwithstanding notice to the contrary. However, in accordance with
Section 6.05 of the Agreement, in determining whether the holders of the requisite percentage interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Class A Certificates owned by the Transferor, the Master Servicer, or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Class A Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Class A Certificates so owned by the Transferor, the Master Servicer, or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to so act with respect to such Class A Certificates and that the pledgee is not the Transferor, the Master Servicer, or any Affiliate thereof. The Register shall be available for inspection by the Transferor, the Master Servicer, the Class A Certificateholders and the Trustee, at any reasonable time and from time to time upon reasonable prior notice.

                  (iv) Upon its receipt of a copy of the written consent of the Trustee, the Transferor and the Master Servicer and a duly completed Transfer Supplement executed by an assigning Class A Certificateholder and an Acquiring Class A Certificateholder, an administrative questionnaire completed in respect of the Acquiring Class A Certificateholder (unless the Acquiring Class A Certificateholder shall already be a Class A Certificateholder hereunder) and the processing and recordation fee referred to in subsection 18(f)(i), the Funding Agent shall (x) accept such Transfer Supplement, (y) record the information contained therein in the Register and (z) give prompt written notice thereof to the Class A Certificateholders, the Transferor, the Master Servicer and the Trustee. No assignment shall be effective unless and until it has been recorded in the Register as provided in this paragraph (iv).

                  (g) Participations. (i) Any Class A Certificateholder may sell participations to one or more banks or other entities (the "Participants") in all or a portion of its rights and obligations hereunder and the other Transaction Documents (including all or a portion of its Commitment and Class A

Certificates); provided that any Participant shall, prior to entering into a Participation, execute and deliver to the Transferor and the Trustee an Assignment/Participation Certification in substantially the form of Exhibit D to the Asset Purchase Agreement; and provided further, that (A) such Class A Certificateholder's obligations under this Agreement shall remain unchanged, (B) such Class A Certificateholder shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Participants shall be entitled to the receive costs set forth in Section 12 hereof, and shall be required to provide the tax forms and certifications described in subsection 18(j), to the same extent as if they were Class A Certificateholders provided, however, that (1) no such Participant shall be entitled to receive any greater amount pursuant to the Section 12 provisions hereof than an Class A Certificateholder would have been entitled to receive in respect of the amount of the Participation sold by such Class A Certificateholder to such Participant had no sale occurred, (2) the Transferor, the Master Servicer, the other Class A Certificateholders, the Funding Agent and the Trustee, shall continue to deal solely and directly with such Class A Certificateholder in connection with such Class A Certificateholder's rights and obligations hereunder, and such Class A Certificateholder shall retain the sole right to enforce its rights under Class A Certificates and to approve any amendment, modification or waiver of any provision hereof (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Class A Certificates, extending any scheduled principal payment date or date fixed for the payment of interest on the Class A Certificates or increasing or extending the Commitments), (3) the sum of the aggregate amount of any Commitment or portion thereof subject to each such Participation plus the portion of the Class A Interest represented by the relevant Class A Certificates subject to such Participation shall not be less than $5,000,000, and (4) such Participation shall not cause there to more than 80 Targeted Holders of the Class A Certificates at any time. Each Class A Certificateholder that grants a participation to a person that not a United States person within the meaning of Section 7701(a)(30) of the Code (a "Non-U.S. Person") pursuant to this subsection shall provide the Transferor and the Trustee with appropriately executed copies of Internal Revenue Service Form 4224 with respect to each Participant (x) prior to any such disposition and (y) upon the occurrence of any event which would require the amendment or resubmission of any such form previously provided hereunder. No Participant may grant a subparticipation in a Class A Certificate under any circumstances.

                  (h) Disclosure of Information. Any Class A Certificateholder may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 18, disclose to the Acquiring Class A Certificateholder or Participant (each, a "Transferee") or proposed Acquiring Class A Certificateholder or Participant any information relating to the Transferor, the Master Servicer or the Trust furnished to such Class A Certificateholder by or on behalf of such entities, provided that, prior to any such disclosure of information, each such Acquiring Class A Certificateholder or Participation or proposed Acquiring Class A Certificateholder or Participant shall comply with the terms of Section 7.10 of the Certificate Purchase Agreement.

                  (i) Delegation of Duties by Transferor. The Transferor shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Funding Agent, the Trustee and each Class A Certificateholder, and any attempted assignment without such consent shall be null and void.

                  (j) Transfer to Non-U.S. Persons. If any interest in a Class A Certificate is transferred to any Transferee which is a Non-U.S. Person, the Class A Certificateholder making such transfer shall cause such Transferee, concurrently with the effectiveness of such Transfer, (x) to furnish to the assigning Class A Certificateholder (and, in the case of any Acquiring Class A Certificateholder, the Funding Agent, the Transferor and the Trustee), with copies to the Master Servicer, United States Internal Revenue Service Form 4224 (or successor applicable forms) unless a change in law has occurred prior to the date on which such delivery would otherwise be required which renders such form inapplicable and (y) to agree (for the benefit of the Class A Certificateholders, the Funding Agent, the Master Servicer, the Transferor and the Trustee) to provide the assigning Class A Certificateholder (and, in the case of any Acquiring Class A Certificateholder, the Funding Agent, the Transferor and the Trustee) a new Form 4224 (or successor applicable forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Transferee unless a change in law has occurred prior to the date on which such form inapplicable, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

                  (k) ERISA Limitations. Notwithstanding any other provisions herein, no transfer or assignment of any interests or obligations of any Class A Certificateholder hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Trust Assets to be regarded as "plan assets" pursuant to 29 C.F.R. ss.2510.3-101, or require the Transferor to file a registration statement with the Securities and Exchange Commission or to qualify under the "blue sky" laws of any state.



                                   SECTION 19

                                   NONPETITION

                  From the date hereof until one day following the first anniversary of payment in full by the CP Vehicle of all Commercial Paper issued by it, the Transferor, DNB, Mercantile and the Trustee shall not initiate, file or join in any involuntary petition against the CP Vehicle under any present or future state or federal statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors.





                      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                  DILLARD ASSET FUNDING COMPANY,
                                  as Transferor


                                  BY: CHASE MANHATTAN BANK DELAWARE,
                                  not in its individual capacity but solely
                                  as owner trustee


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________



                                  DILLARD NATIONAL BANK,
                                  as Master Servicer


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________



                                  THE CHASE MANHATTAN BANK, as Trustee


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE


                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH, ALL AS PROVIDED IN THE AGREEMENT.

No.                                                                    $

                      DILLARD'S MASTER CREDIT CARD TRUST I
                          VFC SERIES 1998 FLOATING RATE
                        ASSET BACKED CERTIFICATE, CLASS A

                   Each $1,000 minimum denomination represents
                          an Undivided Interest in the
              Dillard's Master Credit Card Trust I VFC Series 1998


                  Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of credit card receivables generated or acquired by Dillard Asset Funding Company and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                  (Not an interest in or obligation of Dillard Asset Funding Company or any Affiliate thereof.)

                  This certifies that ______________ (the "Class A Certificateholder") is the registered owner of the Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected credit card accounts (the "Accounts") acquired by Dillard Asset Funding Company, all moneys due or to become due in payment of the Receivables (including all Finance Charge Receivables), all proceeds of such Receivables, proceeds of credit insurance policies relating to the Receivables, all moneys on deposit in certain bank accounts of the Trust (including, if specified, certain investment earnings thereon), and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 1, 1998, as amended or supplemented from time to time (the "Pooling and Servicing Agreement"), by and between Dillard Asset Funding Company, as Transferor, Dillard National Bank, as Master Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee").

                  The Transferor has structured the Pooling and Servicing Agreement and the VFC Series 1998 Certificates with the intention that the VFC Series 1998 Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness, and the Transferor, the Holder of the Exchangeable Transferor Certificate, the Master Servicer and each VFC Series 1998 Certificateholder (or VFC Series 1998 Certificate Owner), by acceptance of its VFC Series 1998 Certificate (or, in the case of a VFC Series 1998 Certificate Owner, by virtue of such VFC Series 1998 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the VFC Series 1998 Certificates (or beneficial interest therein) as indebtedness for all federal, state, local and foreign tax purposes. Each VFC Series 1998 Certificateholder agrees that it will cause any VFC Series 1998 Certificate Owner acquiring an interest in a VFC Series 1998 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness under applicable tax law.

                  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the VFC Series

1998 Supplement thereto, to which Pooling and Servicing Agreement and the VFC Series 1998 Supplement thereto, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Master Servicer, and neither the VFC Series 1998 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This VFC Series 1998 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                  IN WITNESS WHEREOF, Dillard Asset Funding Company has caused this Class A Certificate to be duly executed.


                                  DILLARD ASSET FUNDING COMPANY


                                  BY: CHASE MANHATTAN BANK DELAWARE,
                                  not in its individual capacity, but solely
                                  as owner trustee


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                          CERTIFICATE OF AUTHENTICATION


                  This is the Class A Certificate referred to in the within mentioned Pooling and Servicing Agreement.

                                  THE CHASE MANHATTAN BANK, as Trustee




                                   By:  _________________________________
                                        Authorized Officer



Date:

                               CLASS A CERTIFICATE

-------------------------------------------------------------------------------------------------------
       Initial               Class              Class A                                 Current
        Class               Increase           Principal            Class A              Class
      Interest              Amounts             Payments          Charge-offs           Interest
-------------------------------------------------------------------------------------------------------


                                    EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE

                                    EXHIBIT C

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                    EXHIBIT D

                  FORM OF ANNUAL MASTER SERVICER'S CERTIFICATE

                              DILLARD NATIONAL BANK

                      Dillard's Master Credit Card Trust I


                  The undersigned, a duty authorized representative of Dillard National Bank ("DNB"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998, (the "Pooling and Servicing Agreement") by and between Dillard Asset Funding Company, as Transferor, DNB, as Master Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee") does hereby certify that:

                  1. DNB is Master Servicer under the Pooling and Servicing Agreement.

                  2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

                  3. This Certificate is delivered pursuant to Section 3.05 of the Pooling and Servicing Agreement.

                  4. A review of the activities of the Master Servicer during the period from the [Funding Date/January 1, ] until December [31, ] was conducted under our supervision.

                  5. Based on such review, the Master Servicer has, to the best of our knowledge, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in Paragraph 6 below.

                  6. The following is a description of each default in the performance of the Master Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement known to us to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Master Servicer, if any, to remedy each such default and (iii) the current status of each such default.

                                                              None

                  IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of ___________, [ ].


                                      Name:
                                     Title:

                                    EXHIBIT E

             FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATION


                                                                          [DATE]

The Chase Manhattan Bank
450 West 33rd Street
New York, New York  10001

Attention:      Corporate Trust Division

                Re:  Dillard's Master Credit Card Trust I, VFC Series 1998

Ladies and Gentlemen:

                  In connection with our proposed purchase of $_________ in principal amount of Dillard's Master Credit Card Trust I, Class A Certificate, VFC Series 1998 (the "Certificate"), we confirm that:

                  1. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of August 1, 1998, as supplemented by the Amended and Restated VFC Series 1998 Supplement thereto, dated as of January 1, 1999 (collectively, the "Pooling and Servicing Agreement"), each by and among Dillard Asset Funding Company, as Transferor, Dillard National Bank, as Master Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee"), and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer"), the Certificates except in compliance with such restrictions and conditions.

                  2. We understand that the Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law and agree that the Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only pursuant to Rule 144A under the Securities Act to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

                  3. We are [a QIB] [a QIB purchasing for the account of a QIB] and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

                  4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

                  5. We are acquiring the Certificates purchased by us for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

                  6. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity, or (v) a person investing "plan assets" of any such plan (including, for purposes of clauses (iv) and (v), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

                  7. We further understand that, on any proposed resale, pledge or transfer of any Certificates, we will be required to furnish to the Trustee and the Registrar such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Certificates and the Pooling and Servicing Agreement pursuant to which the Certificates were issued. We further understand that Certificates purchased by us will bear a legend to the foregoing effect.

                  8. The person signing this letter on behalf of the ultimate beneficial purchaser of the Certificates has been duly authorized by such beneficial purchaser of the Certificates to do so.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                  Very truly yours,


                                  [Name of Purchaser]


                                  By: ___________________________________
                                  Name: _________________________________
                                  Title: ________________________________




                                      E-2